Supplement to the
Fidelity® Mid-Cap Stock Fund
Class K
May 4, 2008
as revised
June 30, 2008

After the close of business on Monday, October 13, 2008, shares of the Fidelity Mid-Cap Stock Fund are available to new accounts. Accordingly, the second paragraph under the heading "Buying Shares" on page 13 is no longer applicable.

MCS-K-08-01 October 8, 2008 1.879962.100

Supplement to the
Fidelity® Small Cap Stock Fund, Fidelity Mid-Cap Stock Fund, and Fidelity Large Cap Stock Fund
June 28, 2008
Prospectus

After the close of business on Monday, October 13, 2008, shares of the Fidelity Mid-Cap Stock Fund are available to new accounts. Accordingly, the first paragraph under the heading "Buying Shares" on page 19 is no longer applicable.

The following information replaces similar information found under the heading "Selling Shares" on page 22.

  Remember to keep shares in your Small Cap Stock fund position to be eligible to purchase additional shares of the fund.

SML-08-03 October 8, 2008 1.711115.129